                                                              EXHIBIT 1.A.(3)(b)

                    MERRILL LYNCH LIFE INSURANCE COMPANY

                          GENERAL AGENCY AGREEMENT

This agreement, effective as of the   5   day of   January  , 1989, is made
between MERRILL LYNCH LIFE INSURANCE COMPANY ("the Company"), a Washington corporation, and MERRILL LYNCH LIFE AGENCY INC., a Washington corporation, and the corporations listed together with their respective states of incorporation on the signature pages hereof (hereinafter referred to collectively as "the General Agent")

WITNESSETH THAT:

                                1.  APPOINTMENT

1.1 The General Agent is hereby appointed upon the terms and conditions set forth in this agreement for the purpose of securing applications for the Company's insurance products or annuities as set forth in the schedule attached hereto (hereinafter referred to as "insurance").
         The General Agent agrees to follow and be governed by the provisions hereof and by such reasonable rules and regulations for the conduct of its business as the Company may establish and deliver to the General Agent while this agreement is in force.

                        2.  APPOINTMENT OF SUB-AGENTS

2.1 The General Agent may recruit persons of ability and good character to aid the General Agent in the performance of its duties hereunder and may enter into its own agreements with such persons, herein referred to as sub-agents. The General Agent shall supervise the activities and training of such sub-agents, and shall use its best efforts to insure that all such sub-agents comply with the Company's rules and regulations referred to in Section 1 of this agreement. No sub-agent shall have any interest in any compensation from the Company in connection with sales of any insurance, whether in the form of first-year commissions, renewal commissions, service fees, bonuses or otherwise.

2.2 All appointments of sub-agents shall be subject to the approval of the Company. The Company reserves the right to withdraw the approval of any sub-agent at any time, whereupon such sub-agent's right to solicit insurance issued by the Company shall terminate 30 days from the date of mailing written notice of such withdrawal to the General Agent and to the affected sub-agent.

2.3 The General Agent hereby guarantees all financial obligations to the Company of all sub-agents supervised by the General Agent and agrees to pay the same if not paid when due.

                            3.  DELIVERY OF POLICES

3.1 The General Agent shall not deliver any policy of life insurance unless:

         (a) The applicant, to the best of the General Agent's knowledge, is in good health and in insurable condition at the time of delivery;

         (b)     The first premium has been paid as herein set forth; and

         (c) Delivery is made within 30 days from the date said policy is mailed from the Company's home office.

         The General Agent shall return to the Company by the 31st day after such mailing any policy not so delivered.

3.2 The General Agent shall immediately forward to the Company the whole of any premium payment, entire or partial, taken with an application for insurance. The General Agent and each of the sub-agents shall accept such premium payment only in the form of checks, money orders or bank drafts drawn to the order of the Company and which shall be forwarded by the General Agent to the Company as soon after receipt thereof by General Agent as practicable. Neither the General Agent nor any sub-agent shall have any authority to endorse checks, money orders or bank drafts payable to the Company.

3.3 The General Agent shall have no right nor authority to receive or collect money for or on behalf of the Company at any time or for any purpose except the initial premium on applications procured by the General Agent as provided in Section 3.3 hereof and necessary to put the policy in force. The Company may, however, by specific written authorization permit the General Agent to collect deferred first-year premiums and/or renewal premiums as and when they become due, but then only in the form set forth in Section 3.3 hereof and only in exchange for the regular receipt of the Company therefor furnished to the General Agent for the purpose of effecting such collections.

                                4.  COMPENSATION

4.1 Subject to all terms and conditions of this agreement, the Company will pay to the General Agent commissions upon premiums for policies effected through the General Agent. Commissions shall be computed according to the Compensation Schedule attached to this agreement.
         The Company reserves the right to change or add to the Compensation Schedule at any time by written notice to the General Agent prior to the effective date of such addition or change. Such change shall not affect commissions accrued or to accrue according to the schedule in effect at the time an issued policy was applied for. Commissions shall become payable only after premiums have become due and have been received by the Company. Accrued commissions shall be payable monthly in the month following accrual.

4.2 In the event the Company returns the premium or premiums for a policy because of a misunderstanding or alleged misrepresentation by the applicant or by the General Agent or one of its sub-agents, the General Agent shall repay to the Company all commissions received by the General Agent on the policy with respect to which premiums were so returned.

4.3 Whenever, within six months from the date of lapse or surrender of insurance on any person insured by the Company, new insurance is issued by the Company on such person, the Company will pay first year commissions only on that part of the premium for the new insurance which exceeds the premium for the insurance replaced, unless the commissions have been charged back in accordance with the current Compensation Schedule.

         If a policy in force for at least two years contains the privilege of conversion to a different form and the General Agent procures conversion of such policy to a new policy, commissions on the new conversion policy shall be paid at the rate specified in the Compensation Schedule attached to this agreement. In the event of conversion of a policy prior to its second anniversary, the Company will pay an adjusted commission on the new policy.

4.4 Except as provided in Sections 4.2 and 4.5 hereof, commissions which are payable to the General Agent pursuant to Section 4.1 hereof are vested and shall remain vested, any termination of this agreement pursuant to Section 8.2 hereof notwithstanding; provided, however, if any commissions payable to the General Agent in any calendar year are less than $100, the Company shall no longer be obligated to the account for or pay renewal commissions. The compensation provided for in this agreement shall be the full and sole compensation to the General Agent for all services performed and expenses incurred by the General Agent under this agreement.

4.5      If the General Agent, at any time before this agreement is terminated,
         (a) commits any offense which would be a basis, under the insurance laws of any state in which the General Agent is licensed, for denial, suspension or revocation of an insurance agent's license; or (b) breaches any provision of this agreement or the Company's rules and regulations referred to in Section 1 of this agreement or either before or after termination of this agreement, (c) aids or abets others in any of the acts specified above, or (d) becomes insolvent, makes an assignment for the benefit of creditors or permits a voluntary or involuntary petition in bankruptcy to be filed against it, then, and in any of such events, the General Agent shall be deemed to have failed to qualify for any further compensation and none shall be payable thereafter. The forbearance from each of the acts enumerated in subparagraphs (a) through (d) is a condition precedent to the right of the General Agent to receive compensation under this agreement and each of said enumerated acts constitutes an independent and severable condition.

                             5.  BOOKS AND RECORDS

5.1 Each party hereto shall have the right, during normal business hours and upon 10 days prior written notice, to inspect the books and records of the other party relating solely to the business contemplated by this agreement.

5.2 The Company shall furnish the General Agent with specimen forms required by regulations, such as replacement analysis forms, disclosure material, etc., required for use in connection with the sale of the Company's products.

5.3 The Company shall furnish the General Agent with current customer data such as names, addresses and policy terms on a monthly basis.

5.4 Any unused policies, forms, applications and other supplies furnished by the Company to the General Agent shall always remain the property of the Company and shall be accounted for and returned by the General Agent to the Company on demand.

5.5 From time to time, the Company may develop and make available to the General Agent computer software or related materials ("Software"), in magnetic, written or other form, to be used in connection with the sale of the policies. The Company hereby grants the General Agent a non exclusive royalty-free license to use any such Software. The Company warrants that all such Software is and shall remain its exclusive property, free from all third-party claims. The Company shall indemnify and defend the General Agent from and against any and all claims (including the costs of reasonable attorneys' fees, investigation and defense of such claims) relating to General Agent's use of such Software. The General Agent agrees not to copy such Software, except as required to perform its obligations hereunder, nor to generate or obtain written copies of Software supplied in magnetic form and to return all such Software and all copies upon demand or upon the termination of this agreement.

                                6.  LIMITATIONS





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

6.1 In performance of all of its duties under this agreement the relationship of the General Agent to the Company is that of independent contractor and none other. Neither the General Agent nor any sub-agent, officer, partner or employee thereof, as the case may be, shall be deemed to be an employee of the Company for any purpose, and nothing herein contained shall be construed to create the relationship of master and servant or employer and employee between the Company and the General Agent or any sub-agent. Within the general rules and regulations of the Company respecting the conduct of business hereunder, the General Agent may exercise its own judgment as to the time and manner of such performance, and the means and manner of transportation, if any, used by the General Agent and any sub-agent.

6.2 The General Agent has no authority to incur any obligation or debt for or on behalf of the Company without its express written consent; to make, modify or discharge any contract on behalf of the Company; to extend the time for payment of any premium; or to waive, alter, modify or change any of the terms, rates or conditions of the Company's policies of insurance.

6.3 ADVERTISING APPROVAL: (a) The Company agrees that it will make available to the General Agent for the General Agent's review and prior approval any advertising or sales promotional material which relates to the sale of the Company's products, at least 30 days prior to the scheduled release of such information or material directly to the General Agent's agents, sub-agents, employees, or representatives.

         (b) The General Agent agrees that neither it nor its agents, sub-agents or employees shall use in any way, print, publish, disseminate, or otherwise make available to its agents, sub-agents, employees or customers any advertising or sales promotional material relating to the Company or its products without the prior consent of the Company.

         (c) "Advertising or Sales Promotional Material" for the purpose of this agreement shall include:

                 (1) printed and published material, audiovisual material, billboards and similar displays, descriptive literature used in direct mail, newspapers, magazines, radio and television scripts;

                 (2) descriptive literature and sales aids of all kinds including but not limited to circulars, leaflets, booklets, marketing guides, seminar material, computer print-outs, depictions, illustrations and form letters;

                 (3) material used for the training and education of sub-agents which is designed to be used or is used to induce the public to purchase or retain a policy; and

                 (4) prepared sales talks, presentations, and material for use by sub-agents.

         (d) Neither party shall institute any legal proceedings against a third party regarding or affecting products marketed or services rendered under this agreement without first obtaining written consent of the other party to this agreement. Such consent may not be unreasonably withheld.

                                7.  INDEBTEDNESS

7.1 Any amounts payable by the General Agent to the Company under this agreement shall be offset against any amounts payable by the Company to the General Agent; otherwise payment shall be made by the General Agent to the Company in cash.

                                8.  TERMINATION

8.1 In the event the General Agent, while this agreement is in force, commits any of the acts enumerated in subparagraphs (a) through (d) of
         Section 4.5 hereof, the Company may terminate this agreement upon written notice mailed or delivered to the General Agent at its last known address, such termination to be effective on the date stated in such notice.





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

8.2 This agreement may be terminated without cause by either the General Agent or the Company upon 30 days' written notice mailed to the other at the last known address.

8.3 In the event of any termination of this agreement, any unused supplies furnished by the Company and in the General Agent's possession shall remain the property of the Company and shall be returned upon demand.

                                 9.  COMPLIANCE

9.1 The Company and the General Agent agree that during the continuance of this agreement they will take all action which is required for them to comply and for each product marketed hereunder to comply, and to continue to comply with all applicable federal and state laws and regulations, and the rules and regulations of all appropriate self-regulatory organizations.

9.2 The Company shall be responsible for notifying the General Agent of all licensing and appointment requirements of the states in which the Company and the General Agent will be doing an insurance business under this agreement.

                 10.  NOTICE AND REQUIRED REGULATORY REPORTS

10.1 The Company will give the General Agent notice in advance of any changes made with regard to products marketed under this agreement.
         If the decision to make changes with regard to such products is not in response to legal or regulatory mandate, 30 days prior written notice to the General Agent is required.

10.2 The Company will notify the General Agent within 10 days of its obtaining knowledge of any actual or impending adverse change in the Company's financial condition, the financial condition of any subsidiary, parent company or reinsurer, or if the "Best's" rating of the Company, any subsidiary, parent or reinsurer has been or is to be lowered.

10.3 (a) Within 20 days after the Company has sent or delivered the following reports to the pertinent regulatory agency,





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

         the Company agrees to send or furnish the General Agent a copy of each such report actually filed. The reports are:

                 (1) The Annual Statement of the Company filed with the Company's state of domicile.

                 (2) The Quarterly Convention Statement of the Company filed with the Company's state of domicile.

         (b) As part of an insurance holding company system under the laws of its state of domicile and subject to said laws, the Company agrees to send, within 20 days of delivery to the pertinent regulatory agency, copies of the following:

                 (1) Any amendments to the Company's Registration Statement.

                 (2) The Company's Annual Report describing transactions during the prior year with entities within the holding company system.

                 (3) Any request for approval filed by the Company with said regulatory agency with respect to any proposed transaction(s) between the Company and any entity within the holding company system.

                 (4) If applicable, the 10-K report of the Company's parent filed with the United States Securities and Exchange Commission ("SEC").

                 (5) If applicable, the 10-Q report of the Company's parent filed with the SEC.

         (c) Subsections (a) and (b) shall not be required if the Company remains an affiliate of the General Agent.

10.4 Each party will notify the other of any regulatory or administrative investigation or inquiry, claim or judicial proceeding which may affect products marketed or services rendered under this agreement within 10 days of knowledge of such, excluding, however, claims for benefits under a policy or application or contests regarding the validity, enforceability, or construction of any policy or application issued by the Company.

                 (a) Within 10 days after receipt by either party of notice of any such investigation or proceeding, the party in receipt thereof will notify the other party by forwarding a copy of all documents received in connection with the matter and will communicate to the other party additional information it deems necessary to furnish the other party a complete understanding of same.

                 (b) In the case of a customer complaint with respect to the General Agent, any sub-agent or any company or person affiliated with the General Agent or any sub-agent, the Company shall not take any final action with respect to such complaint without prior consultation with the General Agent.

                 (c) For the purposes of this agreement, the term "customer complaint" shall mean a written communication either directly from a purchaser or his legal representative or indirectly from a regulatory agency to which he or his legal representative has written, expressing a grievance.

                 (d) Each party agrees to cooperate fully with the other in any regulatory investigation, administrative or judicial proceeding or customer complaint regarding products marketed or services rendered under this agreement.

                 (e) Any change in interest rates for new contracts or renewals will be confirmed in writing to the General Agent.

                 (f) All communications under this agreement shall be in writing and shall be mailed by certified mail, postage prepaid;

                        (i) if to the General Agent, to:

                            Merrill Lynch Life Agency Inc.





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


                            P.O. Box 9020
                            Princeton, New Jersey  08540-9020
                            Attention:  Robert C. McClanahan, Jr.

                       (ii) if to the Company, to:

                            Merrill Lynch Life Insurance Company
                            Park Place Building
                            Seattle, Washington  98101
                            Attention:  Steele C. Coddington

               11.  TERRITORY, WITHDRAWAL OF BUSINESS AND POLICY FORMS

11.1 The Company, upon 30 days prior written notice to the General Agent, may stop doing business in any state or territory and withdraw any policy forms from the General Agent.

         The Company may suspend the sale of any policy or contract upon notice to the General Agent when such suspension is in response to regulatory authority.

                               12.  PRODUCT NAMES

12.1 The Company hereby represents and warrants that the Company has exclusive right, title and interest in any product's name.

12.2 The Company shall indemnify and defend the General Agent from and against any and all claims (including the costs of reasonable attorneys' fees, investigation and defense of such claims) relating to the General Agent's use of any product name.

12.3 Each party shall notify the other promptly in writing of any and all allegations or claims by others of which it may become aware that the use of the product name infringes any trademark or service mark, violates any property right of a third party, or violates or is contrary to any law, regulation, order, consent, or the like. Company shall notify General Agent of the settlement or outcome of any such claim or suit.

                            13.  CUSTOMER CONFIDENTIALITY

13.1 The Company agrees that the names and addresses of all customers and prospective customers of the General Agent, of the General Agent's parent company and of any affiliated company which may come to the attention of the Company or any company or person affiliated with the Company are confidential. Such customer information shall not be used, without the prior written consent of the General Agent, by the Company or any company or person affiliated with the Company for any purpose whatsoever except as may be necessary in connection with the administration and servicing of the products sold by or through the General Agent.

         In no event shall the names and addresses of such customers and prospective customers be furnished by the Company to any other company or person including, but not limited to, (1) any of such company's managers, agents or brokers which are not sub-agents of the General Agent, (2) any company affiliated with the Company or any manager, agent or broker of such company, or (3) any securities broker-dealer or any insurance agent affiliated with such broker-dealer.

         The Company agrees that neither the Company nor any company or person affiliated with the Company shall solicit directly any customers whose names constitute confidential information pursuant to this Section.

         The intent of this paragraph is that the Company shall not utilize, or permit to be utilized, its knowledge of the General Agent, of its parent company or of any affiliated companies or of the customers of any of the foregoing for the solicitation of sales of any product or service.

         This Section shall survive termination of this agreement.

                               14.  MISCELLANEOUS

14.1 The failure of the Company or the General Agent to insist upon compliance by the other party with any terms or conditions of this agreement or any rule or regulation of the Company shall not constitute or be construed as a waiver by either the Company or the General Agent of any rights under this agreement.

14.2 Neither the Company nor the General Agent shall be bound by any promise, agreement, understanding, or representation heretofore or hereafter made relative to the subject matter of this agreement, except a Compensation Schedule as specified in Section 4.1 hereof, unless the same is contained in a written instrument signed on behalf of the parties hereto by the President or one of the Vice Presidents of the General Agent and of the Company.

14.3 This agreement shall be construed and any questions arising under it decided according to the statutory and common law of the State of Washington.

14.4 If any provision or condition of this agreement shall be held to be invalid or unenforceable by any court, the validity of the remaining provisions and conditions shall not be affected thereby.

14.5 This agreement may be amended, modified or waived, in whole or in part, only by a writing signed by the party against whom enforcement thereof is sought. This agreement may be assigned by either party only with the prior written consent of the other party. This agreement shall be binding on the parties' respective successors and assigns.

Made and executed at Seattle, Washington, effective on the date first hereinabove set forth.

                      MERRILL LYNCH LIFE INSURANCE COMPANY


                      By   /s/ STEELE C. CODDINGTON
                        ----------------------------------
                           Steele C. Coddington


                       Vice President, Merrill Lynch Marketing
                      ----------------------------------------
                      Title


                      January 5, 1989
                      ----------------------------------------
                      Date

                      ML Life Agency Inc.,
                      A Texas Corporation

                      /s/ RICHARD M. BRANDT
                      ----------------------------------------
                      Richard M. Brandt
                      Authorized Officer

                      1/16/89
                      ----------------------------------------
                      Date

                      Merrill Lynch Life Agency Ltd.,
                      A Mississippi Corporation

                      Merrill Lynch Life Agency Inc.,
                      A Washington Corporation

                      Merrill Lynch Life Agency Inc.,
                      An Alabama Corporation

                      Merrill Lynch Life Agency Inc.,
                      An Arizona Corporation

                      Merrill Lynch Life Agency Inc.,
                      An Arkansas Corporation

                      Merrill Lynch Life Agency Inc.,
                      An Idaho Corporation

                      Merrill Lynch Life Agency Inc.,
                      An Illinois Corporation

                      Merrill Lynch Life Agency of Maine Inc., A
                      Maine Corporation

                      Merrill Lynch Life Agency Inc.,
                      A Massachusetts Corporation

                      Merrill Lynch Life Agency Inc.,
                      A Montana Corporation

                      Merrill Lynch Life Agency Inc.,
                      A New Mexico Corporation

                      Merrill Lynch Life Agency Inc.,
                      A Puerto Rico Corporation

                      Merrill Lynch Life Agency Inc.,
                      A South Dakota Corporation

                      Merrill Lynch Life Agency Inc.,
                      A Virgin Islands Corporation

                       /s/ ROBERT C. McCLANAHAN, JR.
                      ----------------------------------------
                      Robert C. McClanahan, Jr.
                      Authorized Officer

                         1/11/89
                      ----------------------------------------
                      Date

                      Merrill Lynch Life Agency Inc.,
                      An Ohio Corporation

                      Merrill Lynch Life Agency Inc.,
                      An Oklahoma Corporation


                       /s/ WILLIAM A. WILDE
                      ----------------------------------------
                      William A. Wilde
                      Authorized Officer


                       January 6th, 1989
                      ----------------------------------------
                      Date

                         MERRILL LYNCH LIFE INSURANCE COMPANY

                         General Agent Compensation Schedule

Until further notice as provided in the General Agency Agreement dated 1/5/89, compensation will be paid according to the following schedule for the contracts and policies listed:

                                                **Percent of Average
Description                    Percent of       Contract Value at
of Contract                    Each Premium     Each Year-End
-----------                    ------------     -------------
Individual Variable               4%                .0625%
Annuity Contract,
Flexible Premium,
Non-Participating,
Form ML-AY-2 1185*

Form ML-AY-2 1185*                5%                .0625%
sold as a qualified
Tax-Sheltered Annuity

*And any state variations thereof.
**Until the Annuity Date.

In the event of full or partial withdrawal of contract value within six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to the lesser of 2% (2.5% if TSA) of the amount withdrawn or 2% (2.5% if TSA) of the sum of all premiums.

                                 *   *   *   *



Description                    Percent of Each       Percent of Each
of Contract                    Premium Paid During   Premium Paid During
-----------                    First Policy Year     Subsequent Policy
Years                          -----------------     -----------------
-----
Flexible Premium                     5.0%                  2.0 %
Deferred Annuity
Form ML-AY-15 486*,
issued in connection
with a qualified plan

Flexible Premium                     4.0%                  2.0 %
Deferred Annuity
Form ML-AY-15 486*,
issued in connection
with a non-qualified
plan

*And any state variations thereof.


In the event of full or partial withdrawal of contract value within six months after the effective date of a premium payment, the General Agent's account will be debited in an amount equal to either:

                 1) 5.0% (4.0% non-qualified) of the lesser of the premium(s) or the amount withdrawn, respecting withdrawal of premiums paid during the first policy year, or

                 2) 2.0% of the lesser of the premium(s) or the amount withdrawn respecting withdrawal of premiums paid during subsequent policy years.

In the event of full or partial withdrawal of contract value within the second six months after the effective date of a premium payment, the General Agent's account will be debited in an amount equal to either:

                 1) 2.5% (2.0% non-qualified) of the lesser of the premium or the amount withdrawn, respecting withdrawal of premiums paid during the first policy year, or

                 2) 1.0% respecting withdrawal of premiums paid during subsequent policy years.

The General Agent's account will not be debited with respect to such part of the first withdrawal in a contract year as does not exceed 10% of the contract value on the date of withdrawal.

                                 *   *   *   *

                                                 On Subsequent Renewals
Description               Date of Issue          of a 5-Year Contract to
of Contract            (Percent of Premium)      a New 5-Year Contract
-----------            --------------------      ---------------------
Individual Single             4.0%                      2.0%
Premium Deferred
Annuity Form
ML-AY-9 286*

Individual Single             4.0%                      2.0%
Premium Deferred
Annuity Forms
ML-AY-31*, ML-AY-32*
and ML-AY-33*

*And any state variations thereof.

In event of full or partial withdrawal within six months after date of issue of a contract, the General Agent's account will be debited in an amount equal to 4.0% of the lesser of the original premium or the amount withdrawn.

In event of full or partial withdrawal within the second six months after date of issue of a contract, the General Agent's account will be debited in an amount equal to 2.0% of the lesser of the original premium or the amount withdrawn.

The General Agent's account will not be debited with respect to such part of the first withdrawal in a contract year as does not exceed 10% of the contract value on the date of withdrawal.


                                                                      Percent of
Description of Policy                                                 Premium
---------------------
SPWL (ML-AL-772*)
     Single Premium Interest-Sensitive Whole                          4.50%
     Life Policies
SPWL (ML-AL-790* and ML-AL-792*)
     Single Premium Interest-Sensitive Whole                          5.00%
     Life Policies

*And any state variations thereof.

SPWL
         In the event of full surrender within the first three (3) months after date of issue of a policy, the General Agent's account will be debited in an amount equal to 4.50% of the original premium.

         In the event of full surrender within the second three (3) months after date of issue of a policy, the General Agent's account will be debited in an amount equal to 3.375% of the original premium.

         In the event of full surrender within the third three (3) months after date of issue of a policy, the General Agent's account will be debited in an amount equal to 2.250% of the original premium.

         In the event of full surrender within the fourth three (3) months after date of issue of a policy, the General Agent's account will be debited in an amount equal to 1.125% of the original premium.

SPWL     (R-Series)
         In the event of a full surrender in the first twelve (12) months after date of issue of a policy, the General Agent's account will be debited in an amount equal to 5.00% of the original premium.


                            Percent of                 Percent of
Description                 Each Premium               Each Reinvested of
Contract                    Payment                    Premium Payment
-----------                 ------------               ------------------
Certificates under          .70% multiplied by         .30% multiplied by the
Group Modified              the number of years        number of years of the
Guaranteed Annuity          in the Guarantee           new guarantee Period
Contract                    Period selected,           selected, not to exceed
Form ML-AY-361              not to exceed 7%           3%


In the event of a full or partial withdrawal within six months after date of issue of a certificate, the General Agent's account will be debited in an amount equal to 100% of the first year commission paid on the lesser of the original premium or the amount withdrawn.

In the event of a full or partial withdrawal within the second six months after the date of issue of a certificate, the General Agent's account will be debited in an amount equal to 50% of the first year commission paid on the lesser of the original premium or the amount withdrawn.

                                        MERRILL LYNCH LIFE INSURANCE COMPANY


                                        By  /s/ STEELE C. CODDINGTON
                                          ------------------------------------
                                          Steele C. Coddington, Vice President
                                          Merrill Lynch Marketing


                                          February 22, 1989
                                        --------------------------------------
                                        Date

                     MERRILL LYNCH LIFE INSURANCE COMPANY

                     General Agent Compensation Schedule

Until further notice as provided in the General Agency Agreement dated June 27, 1990, compensation will be paid according to the following schedule for the contracts and policies listed:


                                                    **Percent of Average
                                    Percent of      Contract Value Net of
Description of Contract             Each Premium    Loans Each Year-End
-----------------------             ------------    -------------------
Individual Variable                   4.0%                .0625%
Annuity Contract,
Flexible Premium,
Non-Participating,
Form ML-AY-2 1185*

Form ML-AY-2 1185* sold               5.0%                .0625%
as a qualified Tax-
Sheltered Annuity

*And any state variations thereof.
**Until the Annuity Date.

In the event of full or partial withdrawal of contract value within the first six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to the lesser of 4.0% (5.0% if TSA) of the amount withdrawn or 4.0% (5.0% if TSA) of the sum of all premiums.

In the event of full or partial withdrawal of contract value within the second six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to the lesser of 2.0% (2.5% if TSA) of the amount withdrawn or 2.0% (2.5% if TSA) of the sum of all premiums.

                                 *   *   *   *

                            Percent of Each            Percent of Each
Description                 Premium Paid During        Premium Paid During of
Contract                    First Policy Year          Subsequent Policy Years
--------                    -----------------          -----------------------
Flexible Premium                 5.0%                           2.0%
Deferred Annuity
Form ML-AY-15 486*
issued in connection
with a qualified plan

Flexible Premium                 4.0%                           2.0%
Deferred Annuity
Form ML-AY-15 486*
issued in connection
with a non-qualified
plan

*And any state variations thereof.

In the event of full or partial withdrawal of contract value within six months after the effective date of a premium payment, the General Agent's Account will be debited in an amount equal to either:

                 1) 5.0% (4.0% non-qualified) of the lesser of the premium(s) or the amount withdrawn, respecting withdrawal of premiums paid during the first policy year, or

                 2) 2.0% of the lesser of the premium(s) or the amount withdrawn respecting withdrawal of premiums paid during subsequent policy years.

In the event of full or partial withdrawal of contract value within the second six months after the effective date of a premium payment, the General Agent's Account will be debited in an amount equal to either:

                 1) 2.5% (2.0% non-qualified) of the lesser of the premium or the amount withdrawn, respecting withdrawal of premiums paid during the first policy year, or

                 2) 1.0% respecting withdrawal of premiums paid during subsequent policy years.

The General Agent's Account will not be debited with respect to such part of the first withdrawal in a contract year as does not exceed 10% of the contract value on the date of withdrawal.


                               Date of Issue
Description of Contract    (Percent of Premium)      Renewals
-----------------------    --------------------      --------
Individual Single Premium           3.5%        2.4% on subsequent
Deferred Annuity                                renewals to a 5-year
Form ML-AY-9 286*                               guarantee period.

                                                Beginning of each
                                                year starting in
                                                year 6,.48% each
                                                year on renewals
                                                to a 1-year
                                                guarantee period.

Individual Single Premium           3.5%        2.4 on subsequent
Deferred Annuity                                renewals to a 5-year
Forms ML-AY-31*,                                guarantee period.
ML-AY-32* and
ML-AY-33*                                       Beginning of each
                                                year starting in
                                                year 6, .48% each
                                                year on renewals to
                                                a 1-year guarantee
                                                period.

*And any state variations thereof.

In event of full or partial withdrawal within six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to 3.5% of the lesser of the original premium or the amount withdrawn.

In event of full or partial withdrawal within the second six months after date of issue of a contract, the General Agent's

Account will be debited in an amount equal to 1.75% of the lesser of the original premium or the amount withdrawn.

In the event of a full or partial withdrawal within the first six months of the renewal of a contract to a new 5-year guarantee period, the General Agent's Account will be debited in an amount equal to 2.4% of the lesser of the account value or the amount withdrawn.

In the event of a full or partial withdrawal within the second six months of the renewal of a contract to a new 5-year guarantee period, the General Agent's Account will be debited in an amount equal to 1.2% of the lesser of the account value or the amount withdrawn.

In the event of a full or partial withdrawal within the first six months of the renewal of a contract to a new 1-year guarantee period, the General Agent's Account will be debited in an amount equal to .48% of the lesser of the account value or the amount withdrawn.

In the event of a full or partial withdrawal within the second six months of the renewal of a contract to a new 1-year guarantee period, the General Agent's Account will be debited in an amount equal to .24% of the lesser of the account value or the amount withdrawn.

The General Agent's Account will not be debited with respect to such part of the first withdrawal in a contract year as does not exceed 10% of the contract value on the date of withdrawal.


                                  Percent of Single
Description of Contract               Premium                  RENEWAL
-----------------------           -----------------      ------------------
Single Premium Immediate                4.0%                     0
Annuity (Leader)
Form ML-AY-371



                                  Percent of Single
Description of Contract               Premium                  RENEWAL
-----------------------           -----------------      ------------------
Single Premium Immediate                                 Percent of Renewal
Annuity (Leader)                                         Account Value On
Form ML-AY-371                                           Subsequent Renewal

                                    Guaranty                  New Guarantee
                                    --------                  -------------
                                    Period                        Period
                                    ------                    -------------
Group Modified                      1 -Yr  .70%               1 -Yr  .48%
Guaranteed Annuity (ASSET I)        2 -Yr  1.40%              2 -Yr  .96%
Forms ML-AY-361 (True Group)        3 -Yr  2.10%              3 -Yr  1.44%
ML-AY-362 (Non-Qual) ML-AY-372      4 -Yr  2.80%              4 -Yr  1.92%
[403(b)t, ML-AY-373 [401(a) (k)]    5 -Yr  3.50%              5 -Yr  2.40%
ML-AY-374 (IRA), ML-AY-375          6 -Yr  4.20%              6 -Yr  2.88%
(Custodial IRA), ML-AY-376(457)     7 -Yr  4.90%              7 -Yr  3.36%
                                    8 -Yr  5.60%              8 -Yr  3.84%
                                    9 -Yr  6.30%              9 -Yr  4.32%
                                    10-Yr  7.00%              10-Yr  4.80%

In the event of a full or partial withdrawal of the contract value within the first six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to 100% of the first year commission.

In the event of a full or partial withdrawal of the contract value within the second six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to 50% of the first year commission.

In the event of a full or partial withdrawal of the contract value within the first six months after any subsequent reinvestment of a sub-account, the General Agent's Account will be debited in an amount equal to 100th of the renewal commission.

In the event of a full or partial withdrawal of the contract value within the second six months after any subsequent reinvestment of a sub-account, the General Agent's Account will be debited in an amount equal to 50% of the renewal commission.


                                  Percent of
Description of Policy             Premium                   Renewal
---------------------             -------                   -------
7-Pay interest sensitive          Yr. 1    9.8%             Beginning of each
year Whole Life (ML-7)            Yrs. 2-7 3.5%             starting in year 8:
Form ML-AL-1031                                             .48% x unloaned
                                                            contract value.

In the event of a full surrender prior to the first premium payment in the second contract year, the General Agent's Account will be debited in an amount equal to 9.8% of the first year premium.


                                        Percent of
                                        Premium                      Renewal
                                        ----------                   -------
Interest Sensitive                      Yr. 1      70%         Beginning of each year
Whole Life paid up at 95                Yrs. 2-10   3%         starting in year 11:
(PRIORITY I)                                                   .48% x unloaned
Form ML-AL-1041                                                contract value

In the event of a full surrender prior to the first premium payment in the second contract year, the General Agent's Account will be debited in an amount equal to 70% of the first year premium.


                                                                   Percent of
Description of Policy                                                 Premium
---------------------                                                 -------
SPWL (ML-AL-772*)
     Single Premium Interest-Sensitive
     Whole Life Policies                                               4.50%

SPWL (ML-AL-790 and ML-AL-792*)
     Single Premium Interest-Sensitive
     Whole Life Policies                                               5.00%

*And any state variations thereof.

SPWL
         In the event of full surrender within the first three (3) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 4.50% of the original premium.

         In the event of full surrender within the second three (3) months after date of issue of a policy, the General Agent's

         Account will be debited in an amount equal to 3.375% of the original premium.

         In the event of full surrender within the third three (3) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 2.250% of the original premium.

         In the event of full surrender within the fourth three (3) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 1.125% of the original premium.

   SPWL  (R-Series)
         In the event of a full surrender in the first twelve (12) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 5.00% of the original premium.

                                    MERRILL LYNCH LIFE INSURANCE COMPANY


                                    By /s/ EDWARD M. PILLITTERI
                                      ------------------------------
                                        Edward M. Pillitteri
                                        Senior Vice President

                                    6/27/90
                                    --------------------------------
                                    Date

                     MERRILL LYNCH LIFE INSURANCE COMPANY

                     General Agent Compensation Schedule

Until further notice as provided in the General Agency Agreement dated June 27, 1990, compensation will be paid according to the following schedule for the contracts and policies listed:


                                                  **Percent of Average
                              Percent of          Contract Value Net of
Description of Contract       Each Premium        Loans Each Year-End
-----------------------       ------------        -------------------
Individual Variable              4.0%                     .0625%
Annuity Contract,
Flexible Premium,
Non-Participating'
Form ML-AY-2 1185*
Form ML-AY-2 1185* sold          5.0%                     .0625%
as a qualified Tax-
Sheltered Annuity

*And any state variations thereof.
**Until the Annuity Date.

In the event of full or partial withdrawal of contract value within the first six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to the lesser of 4.0% (5.0% if TSA) of the amount withdrawn or 4.0% (5.0% if TSA) of the sum of all premiums.

In the event of full or partial withdrawal of contract value within the second six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to the lesser of 2.0% (2.5% if TSA) of the amount withdrawn or 2.0% (2.5% if TSA) of the sum of all premiums.

                                 *   *   *   *


                          Percent of Each          Percent of Each
Description of            Premium Paid During      Premium Paid During
Contract                  First Policy Year        Subsequent Policy Years
--------------            -----------------        -----------------------
Flexible Premium                5.0%                         2.0%

Deferred Annuity
Form NL-AY-15 486*,
issued in connection
with a qualified plan

Flexible Premium                4.0%                         2.0%
Deferred Annuity
Form ML-AY-15 486*,
issued in connection
with a non-qualified
plan

*And any state variations thereof.

In the event of full or partial withdrawal of contract value within six months after the effective date of a premium payment, the General Agent's Account will be debited in an amount equal to either:

         1) 5.0% (4.0% non-qualified) of the lesser of the premium(s) or the amount withdrawn, respecting withdrawal of premiums paid during the first policy year, or

         2) 2.0% of the lesser of the premium(s) or the amount withdrawn respecting withdrawal of premiums paid during subsequent policy years.

In the event of full or partial withdrawal of contract value within the second six months after the effective date of a premium payment, the General Agent's Account will be debited in an amount equal to either:

         1) 2.5% (2.0% non-qualified) of the lesser of the premium or the amount withdrawn, respecting withdrawal of premiums paid during the first policy year, or

         2) 1.0% respecting withdrawal of premiums paid during subsequent policy years.

The General Agent's Account will not be debited with respect to such part of the first withdrawal in a contract year as does not exceed 10th of the contract value on the date of withdrawal.

                                 *   *   *   *


                                Date of Issue
Description of Contract      (Percent of Premium)  Renewals
-----------------------      --------------------  --------
Individual Single Premium           3.5%           2.4% on subsequent
Deferred Annuity                                   renewals to a
Form ML-AY-9 286*                                  5-year guarantee
                                                   period.

                                                   Beginning of each
                                                 year starting in
                                                 year 6,.48% each
                                                 year on renewals
                                                 to a 1-year
                                                 guarantee period.

Individual Single Premium           3.5%           2.4 on subsequent
Deferred Annuity                                   renewals to a
Forms ML-AY-31*,                                   5-year guarantee
ML-AY-32* and                                      period.
ML-AY-33*
                                                   Beginning of each
                                                 year starting in
                                                 year 6, .48% each
                                                 year on renewals
                                                   to a 1-year
                                                   guarantee period.

*And any state variations thereof.

In event of full or partial withdrawal within six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to 3.5% of the lesser of the original premium or the amount withdrawn.

In event of full or partial withdrawal within the second six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to 1.75% of the lesser of the original premium or the amount withdrawn.

In the event of a full or partial withdrawal within the first six months of the renewal of a contract to a new 5-year guarantee period, the General Agent's Account will be debited in an amount equal to 2.4% of the lesser of the account value or the amount withdrawn.

In the event of a full or partial withdrawal within the second six months of the renewal of a contract to a new 5-year guarantee period, the General Agent's Account will be debited in an amount equal to 1.2% of the lesser of the account value or the amount withdrawn.

In the event of a full or partial withdrawal within the first six months of the renewal of a contract to a new 1-year guarantee period, the General Agent's Account will be debited in an amount equal to .48% of the lesser of the account value or the amount withdrawn.

In the event of a full or partial withdrawal within the second six months of the renewal of a contract to a new 1-year guarantee period, the General Agent's Account will be debited in an amount equal to .24% of the lesser of the account value or the amount withdrawn.

The General Agent's Account will not be debited with respect to such part of the first withdrawal in a contract year as does not exceed 10% of the contract value on the date of withdrawal.



                                         Percent of Single
Description of Contract                      Premium                RENEWAL
-----------------------                  -----------------          -------
Single Premium Immediate                      4.0%                     0
Annuity (Leader)
Form ML-AY-371



                                         Percent of Single
Description of Contract                      Premium                RENEWAL
-----------------------                  -----------------          -------
Single Premium Immediate                                      Percent of Renewal
Annuity (Leader)                                              Account Value On
Form ML-AY-371                                                Subsequent Renewal

                                                Guarantee          New Guarantee
                                                  Period               Period
                                                ---------          -------------
Group Modified                                  1 -Yr  .70%        1 -Yr  .48%
Guaranteed Annuity (ASSET I)                    2 -Yr  1.40%       2 -Yr  .96%
Forms NL-AY-361 (True Group)                    3 -Yr  2.10%       3 -Yr  1.44%
ML-AY-362 (Non-Qual) ML-AY-372                  4 -Yr  2.80%       4 -Yr  1.92%
[403(b)], ML-AY-373 [401(a)(k)],                5 -Yr  3.50%       5 -Yr  2.40%
ML-AY-374 (IRA), ML-AY-375                      6 -Yr  4.20%       6 -Yr  2.88%
(Custodial IRA), ML-AY-376(457)                 7 -Yr  4.90%       7 -Yr  3.36%
                                                8 -Yr  5.60%       8 -Yr  3.84%
                                                9 -Yr  6.30%       9 -Yr  4.32%
                                                10-Yr  7.00%       10-Yr  4.80%

In the event of a full or partial withdrawal of the contract value within the first six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to 100% of the first year commission.

In the event of a full or partial withdrawal of the contract value within the second six months after date of issue of a contract, the General Agent's Account will be debited in an amount equal to 50% of the first year commission.

In the event of a full or partial withdrawal of the contract value within the first six months after any subsequent reinvestment of a sub-account, the General Agent's Account will be debited in an amount equal to 100% of the renewal commission.

In the event of a full or partial withdrawal of the contract value within the second six months after any subsequent reinvestment of a sub-account, the General Agent's Account will be debited in an amount equal to 50% of the renewal commission.

Description             Percent of
of Policy               Premium                                   Renewal
-----------             ---------------------------          -----------------
7-Pay interest          Yr. 1 Premiums greater than          Beginning of each
  sensitive             $5,000                9.8%           starting in year
Whole Life (ML-7)       Yr. 1 Premiums up                    .48% x unloaned
Form ML-AL-1031         to $4,999 & issued                   contract value.
                        up to age 49 only     7.0%
                        Yrs. 2-7 All Premiums 3.5%

In the event of a full surrender prior to the first premium payment in the second contract year, the General Agent's Account will be debited in an amount equal to 9.8% of the first year premium.


                                   Percent of
                                   Premium                   Renewal
                                   -------------      ----------------------
Interest Sensitive                 Yr. 1     70%      Beginning of each year
Whole Life paid up at 95           Yrs. 2-10  3%      starting in year 11:
(PRIORITY I)                                          .48% x unloaned
Form ML-AL-1041                                       contract value

In the event of a full surrender prior to the first premium payment in the second contract year, the General Agent's Account will be debited in an amount equal to 70% of the first year premium.


                                                                  Percent of
Description of Policy                                             Premium
---------------------                                             ----------
SPWL (ML-AL-772*)
     Single Premium Interest-Sensitive
     Whole Life Policies                                          4.50%

SPWL (ML-AL-790* and ML-AL-792*)
     Single Premium Interest-Sensitive
     Whole Life Policies                                          5.00%

*And any state variations thereof.

SPWL (R-Series)
     In the event of full surrender within the first three (3) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 4.50% of the original premium.

     In the event of full surrender within the second three (3) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 3.375% of the original premium.

     In the event of full surrender within the third three (3) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 2.250% of the original premium.

     In the event of full surrender within the fourth three (3) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 1.125% of the original premium.

SPWL (R-Series)
     In the event of a full surrender in the first twelve (12) months after date of issue of a policy, the General Agent's Account will be debited in an amount equal to 5.00% of the original premium.

                                        MERRILL LYNCH LIFE INSURANCE COMPANY


                                        By  /s/ EDWARD M. PILLITTERI
                                           ---------------------------------
                                           Edward M. Pillitteri
                                           Senior Vice President

                                         8/23/90
                                         -----------------------------------
                                         Date

                                  AMENDMENT
                                      to
                           General Agency Agreement
                                   between
                        Merrill Lynch Life Agency Inc.
                                     and
                     Merrill Lynch Life Insurance Company

The General Agency Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency Inc. and the other corporations constituting the General Agent as defined therein is hereby amended as follows:

1. Section 3.3 is amended by deleting "Section 3.3" therefrom and inserting in its place "Section 3.2."

2. Section 4.5 is amended by inserting the following after, "any of such events," and before, "the General Agent,"

     ",to the extent permitted under federal or state law,"

3. Section 14.3 is amended by deleting therefrom "Washington" and inserting in its place "Arkansas."

Effective August 30, 1991.

                                        MERRILL LYNCH LIFE INSURANCE COMPANY


                                        By  /s/ JOHN C.R. HELE
                                          -----------------------------
                                           John C.R. Hele
                                           Senior Vice President
                                          -----------------------------
                                          Title

                                          August 27, 1991
                                          -----------------------------
                                          Date


                                          ML Life Agency Inc.,
                                          A Texas Corporation


                                             /s/ WILLIAM E. PICKENS
                                          -----------------------------

                                          William E. Pickens
                                          Authorized Officer



                                          -----------------------------
                                          Date



                               Merrill Lynch Life Agency Ltd.,
                               A Mississippi Corporation

                               Merrill Lynch Life Agency Inc.,
                               A Washington Corporation

                               Merrill Lynch Life Agency Inc.,
                               An Alabama Corporation

                               Merrill Lynch Life Agency Inc.
                               An Arizona Corporation

                               Merrill Lynch Life Agency Inc.,
                               An Arkansas Corporation

                               Merrill Lynch Life Agency Inc.,
                               An Idaho Corporation

                               Merrill Lynch Life Agency Inc.,
                               An Illinois Corporation

                               Merrill Lynch Life Agency of Maine Inc.,
                               A Maine Corporation

                               Merrill Lynch Life Agency Inc.,
                               A Massachusetts Corporation

                               Merrill Lynch Life Agency Inc.,
                               A Montana Corporation

                               Merrill Lynch Life Agency Inc.,
                               A New Mexico Corporation

                               Merrill Lynch Life Agency Inc.,

                               A Puerto Rico Corporation

                               Merrill Lynch Life Agency Inc.,
                               A Virgin Islands Corporation

                               Merrill Lynch Life Agency Inc.,
                               An Ohio Corporation

                               Merrill Lynch Life Agency Inc.,
                               An Oklahoma Corporation


                                 /s/ WILLIAM A. WILDE
                               -------------------------------
                               William A. Wilde
                               Authorized Officer

                                August 27, 1991
                               -------------------------------
                               Date



                     MERRILL LYNCH LIFE INSURANCE COMPANY
               ADDENDUM TO GENERAL AGENCY COMPENSATION SCHEDULE

     The General Agency Compensation Schedule to the General Agency Agreement dated January 5, 1989 between Merrill Lynch Life Insurance Company ("MLLIC") and Merrill Lynch Life Agency, Inc., et al. ("MLLA") is hereby amended due to, and as of the effective date of, the merger of Tandem Insurance Group, Inc. ("Tandem") into Merrill Lynch Life Insurance Company, such date being October 1, 1991.

     This schedule applies to the contracts listed below on and after the effective dates listed for such contracts, when issued by Tandem, and placed by agents who were licensed by Tandem who were also agents of MLLA. MLLA agrees to refund to MLLIC any commissions attributable to policies or contracts NTO'd or wholly or partially surrendered during the first six months and 50% on any potion of the premium surrendered during the second six months. For partial surrenders, the recovery will be based on the amount surrendered less the 10% free corridor amount. There will be no charge back as a result of the death of the annuitant.

Policy/Contract                   Commission                      Effective Date

Single Premium
Deferred Annuity
1st Year                               4%                     February 17, 1986
Renewal                           .48% x account              July 1, 1989 1/
                                  value x guarantee
                                  period


                                            Merrill Lynch Life Insurance Company

                                            By  /s/ BARRY G. SKOLNICK
                                              ----------------------------------
                                                 Barry G. Skolnick

                                            Title:   Senior Vice President
                                                  ------------------------------

                              ML Life Agency Inc.,
                              A Texas Corporation

                              By:   /s/ WILLIAM PICKENS
                                 ------------------------------------
                                    William Pickens

                              Title:    Authorized Officer
                                     --------------------------------


                              Merrill Lynch Life Agency, Ltd., A Mississippi Corporation

                              Merrill Lynch Life Agency, Inc., A Washington Corporation

                              Merrill Lynch Life Agency, Inc., An Alabama
                              Corporation

                              Merrill Lynch Life Agency, Inc., An Arizona
                              Corporation

                              Merrill Lynch Life Agency, Inc., An Arkansas
                              Corporation


--------------------

1/ The effective date reflects the date on which the parties orally agreed to the renewal compensation.

                              Merrill Lynch Life Agency, Inc., An Idaho
                              Corporation

                              Merrill Lynch Life Agency, Inc., An Illinois
                              Corporation

                              Merrill Lynch Life Agency of Maine, Inc.
                              A Maine Corporation

                              Merrill Lynch Life Agency, Inc.,
                              A Massachusetts Corporation

                              Merrill Lynch Life Agency, Inc., A Montana
                              Corporation

                              Merrill Lynch Life Agency, Inc., A New Mexico Corporation

                              Merrill Lynch Life Agency, Inc., A Puerto Rico Corporation

                              Merrill Lynch Life Agency, Inc., A South Dakota Corporation

                              Merrill Lynch Life Agency, Inc., a Wyoming
                              Corporation

                              Merrill Lynch Life Agency, Inc., A Virgin
                              Islands Corporation


                              By:  /s/ WILLIAM A. WILDE
                                 ----------------------------------
                                     William A. Wilde

                              Title: Vice President
                                    ------------------------

                              Merrill Lynch Life Agency, Inc., An Ohio
                              Corporation

                              Merrill Lynch Life Agency, Inc., An Oklahoma
                              Corporation

                               By:  /s/ WILLIAM A. WILDE
                                  -----------------------------------
                                        William A. Wilde

                                  Title: Vice President
                                        ----------------------

                     MERRILL LYNCH LIFE INSURANCE COMPANY
               ADDENDUM TO GENERAL AGENCY COMPENSATION SCHEDULE

     The General Agency Compensation Schedule to the General Agency Agreement dated January 5,1989 between Merrill Lynch Life Insurance Company ("MLLIC") and Merrill Lynch Life Agency, Inc., et al. ("MLLA") is hereby amended due to, and as of the introduction of new products, such date being March 17, 1992.

     This schedule applies to the policies and contracts listed below on and after the effective dates listed for such policies and contracts, when issued by MLLIC, and placed by agents who were licensed by MLLIC and who were also agents of MLLA. MLLA agrees to refund to MLLIC any commissions attributable to policies or contracts NTO'd or wholly or partially surrendered during the first six months and 50% on any portion of the premium surrendered during the second six months. There will be no charge back as a result of the death of the insured/annuitant.



                                                       % of
                                                       Investment Base       Effective
Policy/Contract                   Commission           Contract Value*          Date
---------------                   ----------           ---------------       ---------
Flexible Premium Variable
Life Insurance
First Year and Renewal                                                       May 4, 1992 1/
First $1,500,000                     7.10%
Next $2,500,000                      5.10%
Excess Over $4,000,000               3.10%
At End of Policy Year One                                     .11%

Flexible Premium Joint and
Last Survivor Variable Life
Insurance                                                                    May 4, 1992 1/

First Year and Renewal               7.10%
First $1,500,000                     5.10%
Next $2,500,000                      3.10%
Excess Over $4,000,000                                        .11%
At End of Policy Year One

--------------------

1/  Based on commencement of sales

SPIAR Annuity Rider
All $$$                              4.50%

Flexible Premium Variable                                                    March 17, 1992 1/
Annuity Initial Premium              5.00%
Internal 1035 Exchanges 2/           3.50%
Additional Premiums
At End of Policy Year One            5.00%                    .11%
Upon Annuitization**                 2.40%

*    Until Annuity Date
**   Paid only on remainder of Contract Value not subject to surrender charge



--------------------

2/  When one product is exchanged for another within MLLIC

                                  SIGNATURES

                         Merrill Lynch Life Insurance Company


                         By  /s/ BARRY G. SKOLNICK
                           -------------------------------------
                            Barry G. Skolnick

                         Title Senior Vice President, General
                               ------------------------------
                                 Counsel, and Secretary
                               ------------------------------

                         ML Life Agency Inc.,

                         A Texas Corporation


                         By  /s/ WILLIAM E. PICKENS
                           -------------------------------------
                            William E. Pickens


                         Title Chairman of the Board and President
                              ------------------------------------


                         Merrill Lynch Life Agency, Ltd.,
                           A Mississippi Corporation

                         Merrill Lynch Life Agency, Inc.,
                           An Alabama Corporation

                         Merrill Lynch Life Agency, Inc.,
                           An Arizona Corporation

                         Merrill Lynch Life Agency, Inc.,
                           An Arkansas Corporation

                         Merrill Lynch Life Agency, Inc.,
                           An Idaho Corporation

                         Merrill Lynch Life Agency, Inc.,
                           An Illinois Corporation

                         Merrill Lynch Life Agency of Maine, Inc.,

                           A Maine Corporation

                         Merrill Lynch Life Agency, Inc.,
                           A Massachusetts Corporation

                         Merrill Lynch Life Agency, Inc.,
                           A Montana Corporation

                         Merrill Lynch Life Agency, Inc.,
                           A New Mexico Corporation

                         Merrill Lynch Life Agency, Inc.,
                           An Ohio Corporation

                         Merrill Lynch Life Agency, Inc.,
                           An Oklahoma Corporation

                         Merrill Lynch Life Agency, Inc.,
                           A Puerto Rico Corporation

                         Merrill Lynch Life Agency, Inc.,
                           A South Dakota Corporation

                         Merrill Lynch Life Agency, Inc.,
                           A Wyoming Corporation

                         Merrill Lynch Life Agency, Inc.,
                           A Virgin Islands Corporation

                         By   /s/ WILLIAM A. WILDE
                           ---------------------------------------
                           William A. Wilde

                         Title    Vice President
                               -----------------------------------

                         Merrill Lynch Life Agency, Inc.,
                           A Washington Corporation


                         By   /s/ WILLIAM A. WILDE
                           ---------------------------------------
                           William A. Wilde

                         Title   Senior Vice President
                              ------------------------------------